                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934 Date of Report (Date of earliest event reported): January 18, 2002
                                                                       ----------------


                          INDEPENDENT BANK CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Michigan
--------------------------------------------------------------------------------
            (State or Jurisdiction of Incorporation or Organization)


            0-7818                                   38-2032782
----------------------------------            ----------------------------------
    (Commission File Number)                (I.R.S. Employer Identification No.)


                   230 West Main Street, Ionia, Michigan 48846
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

                                 (616) 527-9450
                                 --------------
              (Registrant's telephone number, including area code)

                                      NONE
--------------------------------------------------------------------------------
      Former name, address and fiscal year, if changed since last report.

Item 1.           Changes in Control of Registrant
                    Not Applicable

Item 2.           Acquisition or Disposition of Assets
                    Not Applicable

Item 3.           Bankruptcy or Receivership
                    Not Applicable

Item 4.           Changes in Registrant's Certifying Accountant
                    Not Applicable

Item 5.           Other Events
                    Not Applicable

Item 6.           Resignations of Registrant's Directors
                    Not Applicable

Item 7.           Financial Statements and Exhibits
                    Not Applicable

Item 8.           Change in Fiscal Year
                    Not Applicable

Item 9.           Regulation FD Disclosure
                    The information attached at Exhibit A is supplemental data to the Registrant's press release dated January 18, 2002 regarding its earnings during the quarter ended December 31, 2001.

                  INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
                 Consolidated Statements of Financial Condition

                                                                                     December 31,      December 31,
                                                                                         2001              2000
                                                                                    ----------------  ----------------
                                                                                               (unaudited)
                                                                                    ----------------------------------
Assets                                                                                       (in thousands)
Cash and due from banks                                                            $      50,525    $       58,149
Securities available for sale                                                            290,303           217,447
Securities held to maturity                                                                                 20,098
Federal Home Loan Bank stock, at cost                                                     21,266            19,612
Loans held for sale                                                                       77,220            20,817
Loans
  Commercial                                                                             482,046           381,066
  Real estate mortgage                                                                   661,462           772,223
  Installment                                                                            241,176           226,375
                                                                                    -------------    --------------
                                                                       Total Loans     1,384,684         1,379,664
  Allowance for loan losses                                                              (16,167)          (13,982)
                                                                                    -------------    --------------
                                                                         Net Loans     1,368,517         1,365,682
Property and equipment, net                                                               35,944            34,757
Accrued income and other assets                                                           44,682            47,229
                                                                                    -------------    --------------
                                                                      Total Assets $   1,888,457    $    1,783,791
                                                                                    =============    ==============
Liabilities and Shareholders' Equity
Deposits
  Non-interest bearing                                                             $     160,598    $      140,945
  Savings and NOW                                                                        601,949           576,621
  Time                                                                                   624,820           672,334
                                                                                    -------------    --------------
                                                                    Total Deposits     1,387,367         1,389,900
Federal funds purchased                                                                   35,100            27,550
Other borrowings                                                                         288,010           196,032
Guaranteed preferred beneficial interests in Company's subordinated
  debentures                                                                              17,250            17,250
Accrued expenses and other liabilities                                                    28,827            24,723
                                                                                    -------------    --------------
                                                                 Total Liabilities     1,756,554         1,655,455
                                                                                    -------------    --------------
Shareholders' Equity
  Preferred stock, no par value--200,000 shares authorized; none outstanding
  Common stock, $1.00 par value--30,000,000 shares authorized;
    issued and outstanding:  11,864,876 shares at December 31, 2001
    and 11,609,524 shares at December 31, 2000                                            11,865            11,610
  Capital surplus                                                                         82,512            77,255
  Retained earnings                                                                       39,355            37,544
  Accumulated other comprehensive income                                                  (1,829)            1,927
                                                                                    -------------    --------------
                                                        Total Shareholders' Equity       131,903           128,336
                                                                                    -------------    --------------
                                        Total Liabilities and Shareholders' Equity $   1,888,457    $    1,783,791
                                                                                    =============    ==============

                  INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
                      Consolidated Statements of Operations

                                                                 Three Months Ended        Twelve Months Ended
                                                                    December 31,               December 31,
                                                                 2001         2000          2001          2000
                                                              -----------  ------------  ------------  -----------
                                                                    (unaudited)                (unaudited)
                                                              -------------------------  -------------------------
Interest Income                                                    (in thousands, except per share amounts)
  Interest and fees on loans                                 $    30,296  $     31,581  $    124,592  $   120,702
  Securities available for sale
    Taxable                                                        2,525         2,119         9,334        7,625
    Tax-exempt                                                     1,594         1,288         5,920        5,587
  Securities held to maturity
    Taxable                                                                        287                      2,335
    Tax-exempt                                                                     116                        546
  Other investments                                                  367           419         1,513        1,620
                                                              -----------  ------------  ------------  -----------
                                     Total Interest Income        34,782        35,810       141,359      138,415
                                                              -----------  ------------  ------------  -----------
Interest Expense
  Deposits                                                         9,651        13,860        44,611       51,773
  Other borrowings                                                 3,869         4,010        17,849       16,092
                                                              -----------  ------------  ------------  -----------
                                    Total Interest Expense        13,520        17,870        62,460       67,865
                                                              -----------  ------------  ------------  -----------
                                       Net Interest Income        21,262        17,940        78,899       70,550
Provision for loan losses                                            782           681         3,737        3,287
                                                              -----------  ------------  ------------  -----------
       Net Interest Income After Provision for Loan Losses        20,480        17,259        75,162       67,263
                                                              -----------  ------------  ------------  -----------
Non-interest Income
  Service charges on deposit accounts                              3,045         1,852         9,936        6,857
  Net gains on asset sales
    Real estate mortgage loans                                     1,965           664         6,306        2,209
    Securities                                                       364            (3)          522            9
  Other income                                                     2,409         2,503        10,321        9,886
                                                              -----------  ------------  ------------  -----------
                                 Total Non-interest Income         7,783         5,016        27,085       18,961
                                                              -----------  ------------  ------------  -----------
Non-interest Expense
  Salaries and employee benefits                                   9,908         8,386        37,906       33,513
  Occupancy, net                                                   1,264         1,199         4,966        4,653
  Furniture and fixtures                                           1,164         1,085         4,371        4,382
  Other expenses                                                   6,542         4,099        21,283       16,401
                                                              -----------  ------------  ------------  -----------
                                Total Non-interest Expense        18,878        14,769        68,526       58,949
                                                              -----------  ------------  ------------  -----------
                          Income Before Federal Income Tax         9,385         7,506        33,721       27,275
Federal income tax expense                                         2,739         2,078         9,288        7,266
                                                              -----------  ------------  ------------  -----------
     Net Income Before Cumulative Effect of Change
     in Accounting Principle                                       6,646         5,428        24,433       20,009
Cumulative effect of change in accounting
     principle, net of tax                                                                       (35)
                                                              -----------  ------------  ------------  -----------

                                                Net Income   $     6,646  $      5,428  $     24,398  $    20,009
                                                              ===========  ============  ============  ===========
Net Income Per Share Before Cumulative
  Effect of Change in Accounting Principle
  Basic                                                      $       .56  $        .44  $       2.03  $      1.62
  Diluted                                                            .55           .44          2.00         1.61
Net Income Per Share
  Basic                                                      $       .56  $        .44  $       2.03  $      1.62
  Diluted                                                            .55           .44          2.00         1.61
Dividends Per Common Share
  Declared                                                   $       .18  $        .14  $        .64  $       .55
  Paid                                                               .15           .14           .60          .55

NON-PERFORMING ASSETS

                                                                 December 31,
                                                           2001                 2000
                                                     -----------------    -----------------
                                                            (dollars in thousands)
Non-accrual loans                                              $5,990               $5,200
Loans 90 days or more past due and
  still accruing interest                                       2,771                1,571
Restructured loans                                                285                  260
                                                     -----------------    -----------------
                          Total non-performing loans            9,046                7,031
Other real estate                                               1,610                2,174
                                                     -----------------    -----------------
                         Total non-performing assets          $10,656               $9,205
                                                     =================    =================
As a percent of Portfolio Loans
     Non-performing loans                                   0.65 %               0.51 %
     Non-performing assets                                  0.77                 0.67
     Allowance for loan losses                              1.17                 1.01
   Allowance for loan losses as a percent of
     non-performing loans                                    179                  199


ALLOWANCE FOR LOAN LOSSES

                                                               Twelve months ended
                                                                  December 31,
                                                             2001               2000
                                                        ----------------    --------------
                                                                  (in thousands)
Balance at beginning of period                                  $13,982           $12,985
Additions (deduction)
  Provision charged to operating expense                          3,737             3,287
  Recoveries credited to allowance                                  644               678
  Loans charged against the allowance                           (2,196)           (2,968)
                                                        ----------------    --------------
Balance at end of period                                        $16,167           $13,982
                                                        ================    ==============

Net loans charged against the allowance to
  average Portfolio Loans                                         0.11%             0.17%


                                                   December 31, 2001                   December 31, 2000
                                            --------------------------------   ----------------------------------
                                                        Average                            Average
                                              Amount    Maturity    Rate         Amount    Maturity     Rate
                                              ------    --------    ----         ------    --------     ----
                                                                  (dollars in thousands)
Brokered CDs (1)                              $163,315  1.7 years   3.83%        $212,010  3.5 years     6.73%
Fixed rate FHLB advances (1)                   129,084  4.1 years   4.08           68,743  7.9 years     6.33
Variable rate FHLB advances (1)                 93,000  0.4 years   1.83          114,345  0.2 years     6.69
Securities sold under agreements to
  Repurchase (1)                                54,963  0.2 years   1.94
Federal Funds purchased                         35,100      1 day   1.86           27,550      1 day     6.85
                                            --------------------------------   ----------------------------------
     Total                                    $475,462  1.8 years   3.14         $422,648  3.1 years     6.67
                                            ================================   ==================================

(1) Certain of these items have had their average maturity and rate altered through the use of derivative instruments, including pay-fixed and pay-variable interest rate swaps.

CAPITALIZATION

                                                                            December 31,
                                                                    2001                2000
                                                                ------------       -------------
                                                                        (in thousands)
Unsecured debt                                                      $ 10,500           $ 11,500
Preferred Securities                                                  17,250             17,250
Shareholders' Equity
  Preferred stock, no par value
  Common Stock, par value $1.00 per share                             11,865             11,610
  Capital surplus                                                     82,512             77,255
  Retained earnings                                                   39,355             37,544
  Accumulated other comprehensive income                             (1,829)              1,927
                                                                     -------            -------
          Total shareholders' equity                                 131,903            128,336
                                                                     -------            -------
          Total capitalization                                      $159,653           $157,086
                                                                     =======            =======


NET INTEREST INCOME AND SELECTED RATIOS

                                                             Three months                  Twelve months
                                                           ended December 31,            ended December 31,
                                                          2001           2000           2001            2000
                                                    ---------------  ------------   ------------   --------------
Average earning assets (in thousands)                $1,753,147       $1,650,868     $1,704,909     $1,632,899
Tax equivalent net interest income                       22,245           18,838         82,706         74,293

As a percent of average earning assets
    Tax equivalent interest income                         8.12%            8.85%          8.51%          8.71%
    Interest expense                                       3.06             4.30           3.66           4.16
    Tax equivalent net interest income                     5.06             4.55           4.85           4.55

Average earning assets as a
  percent of average assets                               94.46%           93.75%         94.20%         93.71%

Free-funds ratio                                          12.06%           10.63%         11.27%          9.64%



NON-INTEREST INCOME

                                                     Three months ended         Twelve months ended
                                                         December 31,                December 31,
                                                      2001          2000          2001          2000
                                                   ----------    ----------    ----------    ----------
                                                                      (in thousands)
Service charges on deposit accounts                   $3,045        $1,852        $9,936        $6,857
Net gains on asset sales
  Real estate mortgage loans                           1,965           664         6,306         2,209
  Securities                                             364            (3)          522             9
Manufactured home loan origination fees
  and commissions                                        616           577         2,258         2,144
Title insurance fees                                     517           257         1,874           912
Real estate mortgage loan servicing fees                  (7)          375           833         1,490
Mutual fund and annuity commissions                      194           176           798         1,199
Other                                                  1,089         1,118         4,558         4,141
                                                   ----------    ----------    ----------    ----------
      Total non-interest income                       $7,783        $5,016       $27,085       $18,961
                                                   ==========    ==========    ==========    ==========

                                                                Three months ended             Twelve months ended
                                                                   December 31,                    December 31,
                                                              2001            2000            2001           2000
                                                          -----------------------------   ----------------------------
                                                                                 (in thousands)
Real estate mortgage loans originated                          $212,051        $90,179        $680,702       $345,400
Real estate mortgage loan sales                                 117,026         39,885         410,998        153,800
Real estate mortgage loan servicing rights sold                  25,955         12,621         282,240         36,000
Net gains on the sale of real estate mortgage loans               1,965            664           6,306          2,209
Net gains as a percent of real estate mortgage
  loans sold                                                       1.68%          1.66%           1.53%          1.44%



NON-INTEREST EXPENSE

                                                     Three months ended                  Twelve months ended
                                                        December 31,                         December 31,
                                                2001              2000              2001              2000
                                          ---------------   ---------------   ---------------    --------------
                                                                       (in thousands)
Salaries                                         $ 6,817           $ 5,965            $26,126           $23,577
Performance-based compensation
  and benefits                                     1,433             1,209              5,853             4,774
Other benefits                                     1,658             1,212              5,927             5,162
                                          ---------------   ---------------    ---------------    ---------------
  Salaries and benefits                            9,908             8,386             37,906            33,513
Occupancy, net                                     1,264             1,199              4,966             4,653
Furniture and fixtures                             1,164             1,085              4,371             4,382
Data processing                                      693               580              2,558             2,467
Loan and collection                                  942               336              2,748             1,463
Advertising                                          743               634              2,490             2,129
Communications                                       556               510              2,275             2,128
Supplies                                             481               393              1,938             1,530
Amortization of intangible assets                    426               433              1,704             1,728
Other                                              2,701             1,213              7,570             4,956
                                          ---------------   ---------------    ---------------   ---------------
      Total non-interest expense                 $18,878           $14,769            $68,526           $58,949
                                          ===============   ===============    ===============   ===============

AVERAGE BALANCE SHEET (IN THOUSANDS)

                                                       Three months ended         Twelve months ended
                                                          December 31,                December 31,
                                                             2001                       2001
                                                    -----------------------    ------------------------
Loans and loans held for sale                                   $1,441,902                  $1,428,194
Other interest bearing assets                                      311,245                     276,715
                                                    -----------------------    ------------------------
  Total interest earning assets                                  1,753,147                   1,704,909
Non interest earning assets                                        102,915                     104,985
                                                    -----------------------    ------------------------
  Total assets                                                  $1,856,062                  $1,809,894
                                                    =======================    ========================

Deposits                                                        $1,056,364                  $1,052,891
Brokered CD's                                                      172,667                     154,583
Other borrowings                                                   312,733                     305,344
                                                    -----------------------    ------------------------
  Interest bearing liabilities                                   1,541,764                   1,512,818

Demand deposits                                                    147,556                     138,200
Other liabilities                                                   32,091                      27,162
Shareholders' equity                                               134,651                     131,714
                                                    -----------------------    ------------------------
  Total liabilities and Shareholders' equity                    $1,856,062                  $1,809,894
                                                    =======================    ========================


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date    January 18, 2002          By     /s/Robert N. Shuster
    ----------------------          -------------------------------------------
                                         Robert N. Shuster, Principal Financial
                                                       Officer

Date    January 18, 2002          By     /s/James J. Twarozynski
    ----------------------           ------------------------------------------
                                         James J. Twarozynski, Principal
                                                       Accounting Officer